4. Mineral Property	12 Months Ended
Dec. 31, 2019
Notes
4. Mineral Property

4. Mineral Property

In January 2019, the Company acquired royalty rights from Bahamas Aggregates Inc. (“BAI”), a non-related party, where the Company would earn a royalty fee of $0.50 per tonne of aggregate minerals owned by BAI in exchange for $500,000. During the year ended December 31, 2019, the Company made total payments of $350,000 and the royalty fee was amended from $0.50 per tonne to $0.35 per tonne.

During the year ended December 31, 2019, the Company received $nil from BAI as production on the property was halted due to a natural disaster. BAI is currently seeking legal advice to recover the lost value of aggregate minerals that were damaged due to the effects of the natural disaster. As a result, the Company recorded an impairment loss of $350,000 for the year ended December 31, 2019 which is recorded in the statement of operations.